ASTROSYSTEMS, INC.
                               1220 Market Street
                                    Suite 603
                           Wilmington, Delaware 19801

                             ----------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 28, 1997

                             ----------------------


To the Stockholders of ASTROSYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ASTROSYSTEMS, INC., a Delaware corporation (the "Company"), will be held at the Company's offices at 1220 Market Street, Suite 603, Wilmington, Delaware on May 28, 1997 at 11:30 A.M. for the following purposes:

     (1) To elect a board of five Directors.

     (2) To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on March 31, 1997 are entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.


                                              Elliot J. Bergman,
                                              Secretary

Wilmington, Delaware
April 30, 1997





--------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, ATTN: CORPORATE SECRETARY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

--------------------------------------------------------------------------------

                               ASTROSYSTEMS, INC.
                               1220 Market Street
                                    Suite 603
                           Wilmington, Delaware 19801


                                 PROXY STATEMENT


     This Proxy Statement is being mailed on or about April 30, 1997 to all stockholders of record at the close of business on March 31, 1997 (the "Meeting Record Date") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on May 28, 1997 or any adjournment thereof. All Proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the specifications made in such Proxies. In the absence of specified instructions, Proxies so received will be voted for the named nominees to the Company's Board of Directors (the "Board"). The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment. A Proxy may be revoked at any time before being voted by written notice to such effect received by the Company at the address set forth above, attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by a vote cast in person at the Meeting. The Company will pay the entire expense of soliciting Proxies, which solicitation primarily will be by use of the mails, but certain Directors, officers and employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram, without special compensation.

     The total number of shares of Common Stock of the Company outstanding and entitled to vote as of March 31, 1997 was 5,226,911. The shares of Common Stock are the only class of securities of the Company entitled to vote, each share being entitled to one noncumulative vote. A majority of the shares outstanding and entitled to vote as of March 31, 1997, or 2,613,456 shares, must be present at the Meeting in person or by Proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on March 31, 1997 will be entitled to vote. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will have no effect as Directors shall be elected by a plurality of the votes cast in favor. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the Company's offices, 1220 Market Street, Suite 603, Wilmington, Delaware, for a period of ten days prior to the Meeting and will also be available at the Meeting. The Company's telephone number is
(302) 652-3115.

                              ELECTION OF DIRECTORS

     Five Directors are to be elected at the Annual Meeting of Stockholders to serve for a term of one year or until their respective successors have been elected and have qualified.

     The following table sets forth the positions and offices presently held with the Company by each nominee for election as Director, his age, and the number of shares of Common Stock of the Company beneficially owned by him as of March 31, 1997. Proxies not marked to the contrary will be voted in favor of their election.

                                           Positions and                                   Common Stock
                                           Offices Presently            Year               Beneficially Owned
                                           Held with                    Became a           and Approximate
Name                            Age        The Company                  Director           Percentage of Class(1)
----                            ---        ----------------             --------           ----------------------
Seymour Barth                    68           President and              1959                   1,404,555(2)(3)
                                              Director                                              25.8%(2)(3)

Gilbert H. Steinberg             66           Vice President,            1964                   1,042,288(2)(4)
                                              Treasurer and                                         19.1%(2)(4)
                                              Director

Elliot J. Bergman                71           Vice President,            1964                     925,699(2)(5)
                                              Secretary and                                         17.0%(2)(5)
                                              Director

Walter A. Steinberg              69           Director                   1989                       2,000
                                                                                                        *

Elliot D. Spiro                  68           Director                   1994                      12,400
                                                                                                        *

*    Less than 1%

(1) For purposes of the above table, the number of shares of Common Stock owned and outstanding for a particular person is deemed to include options held by such person which are exercisable currently or within sixty days and shares issuable through March 31, 1997 pursuant to the Company's 401(k) Plan as discussed below.

(2) Includes for each of Messrs. Barth, G. Steinberg and Bergman 21,122 shares over which they have voting power as trustees under the Company's 401(k) Plan (including 6,933, 6,649 and 6,649 shares allocated to the accounts of Messrs. Barth, G. Steinberg and Bergman, respectively).

(3) Includes 224,255 shares issuable pursuant to options which are currently exercisable. Also includes 250,000 shares held in trust for the benefit of Mr. Barth's family, as to which trust Mr. Barth serves as co-trustee. Excludes 110,000 shares held in trust for the benefit of Mr. Barth's children, as to which shares Mr. Barth disclaims any beneficial interest.

(4) Includes 224,255 shares issuable pursuant to options which are currently exercisable.

(5) Includes 224,255 shares issuable pursuant to options which are currently exercisable. Also includes 225,000 shares held in various trusts for the benefit of Mr. Bergman's family, as to which trusts Mr. Bergman serves as co-trustee.

     Seymour Barth has served as President of the Company since 1964 and as a Director of the Company since its inception in 1959.

     Gilbert H. Steinberg has served as a Director, Vice President and Treasurer of the Company since 1964.

     Elliot J. Bergman has served as a Director, Vice President and Secretary of the Company since 1964.

     Walter A. Steinberg has been an independent engineering consultant for more than the past five years and has served as a Director of the Company since 1989.

     Elliot D. Spiro has served as Chairman and Chief Executive Officer of Branch Insurance Agency, a property/casualty and financial services insurance agency, for more than the past five years and has served as a Director of the Company since 1994.

     The Board held ten meetings during the fiscal year ended June 30, 1996 ("Fiscal 1996"). Each Director attended all ten meetings. The Board also acted on one occasion during Fiscal 1996 by unanimous written consent in lieu of a meeting.

     The Audit Committee of the Board is charged with the review of the activities of the Company's independent auditors, including the fees, services, and scope of such audit. The Committee is composed of Messrs. G. Steinberg, W. Steinberg and Spiro. Such Committee did not meet during Fiscal 1996.

     The Stock Option Committee of the Board reviews and implements appropriate action with respect to all matters pertaining to stock options granted under the Company's 1991 Stock Option Plan. The Committee, which is currently composed of Messrs. W. Steinberg and Spiro, did not meet during Fiscal 1996.

     The Company has neither a nominating committee, charged with the search for and recommendation to the Board of potential nominees for Board positions, nor a compensation committee, charged with periodically reviewing the compensation of the Company's officers and employees and recommending appropriate adjustments. These functions are performed by the Board as a whole. The Board will consider stockholder recommendations for Board positions which are made in writing to the Company's President.

     Messrs. W. Steinberg and Spiro are entitled to receive $5,000 per year for their services as a Director and an additional $500 for each meeting of the Board conducted beyond a certain geographic range. No other Directors receive compensation for their services as such.

     Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on a review of the copies of Forms 5 furnished to the Company and written representations that no other reports were required, during Fiscal 1996, all Section 16(a) filing requirements applicable to the Company's officers, Directors and 10% stockholders were complied with.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

     Summary Compensation Table

     The following table sets forth the compensation paid by the Company during Fiscal 1996, 1995 and 1994 to each executive officer of the Company:

===================================================================================================================================
                                          Annual Compensation                             Long-Term Compensation
                                 --------------------------------------------------------------------------------------------------
                                                                                 Awards                       Payouts
                                                                       ------------------------------------------------------------
                                                                                 Shares
       Name and                                                                Underlying                    All Other
  Principal Position      Year         Salary             Bonus                 Options                     Compensation
-----------------------------------------------------------------------------------------------------------------------------------

Seymour Barth             1996        $309,518              0                  390,921 (1)                   $6,262 (4)
President                 1995        $309,518              0                        0                       $4,686 (5)
                          1994        $304,116              0                  100,000                       $4,571 (6)

-----------------------------------------------------------------------------------------------------------------------------------

Elliot Bergman            1996        $217,830              0                  390,921 (2)                   $6,921 (4)
Vice President &          1995        $217,830              0                        0                       $4,357 (5)
Secretary                 1994        $214,008              0                  100,000                       $3,209 (6)

-----------------------------------------------------------------------------------------------------------------------------------

Gilbert Steinberg         1996        $217,830              0                  390,921 (3)                   $6,935 (4)
Vice President &          1995        $217,830              0                        0                       $4,357 (5)
Treasurer                 1994        $214,008              0                  100,000                       $3,209 (6)

===================================================================================================================================

(1) Issued concurrently with the cancellation of options for the purchase of 371,607 shares.

(2) Issued concurrently with the cancellation of options for the purchase of an equal number of shares.

(3) Issued concurrently with the cancellation of options for the purchase of 374,769 shares.

(4) Represents 1,138, 1,254 and 1,256 shares contributed by the Company to the accounts of Messrs. Barth, Bergman and Steinberg, respectively, for Fiscal 1996 pursuant to the terms of its 401(k) Plan.

(5) Represents 1,079, 1,030 and 1,030 shares contributed by the Company to the accounts of Messrs. Barth, Bergman and Steinberg, respectively, for Fiscal 1995 pursuant to the terms of its 401(k) Plan.

(6) Represents 1,071, 752 and 752 shares contributed by the Company to the accounts of Messrs. Barth, Bergman and G. Steinberg, respectively, for Fiscal 1994 pursuant to the terms of its 401(k) Plan.

     The options which were cancelled for Messrs. Barth and Steinberg were "incentive options" which required the exercise price to be ten percent above market price. These were replaced by "nonqualified" options and were, accordingly, repriced to the market price at the time of the original grant.

     Option Grants Table

     The following table sets forth certain information concerning individual grants of stock options to each executive officer of the Company during the fiscal year ended June 30, 1996:


==========================================================================================================================
                                                        Percent of Total
                               Number of Shares          Options Granted
                                  Underlying             to Employees in            Exercise             Expiration
           Name                 Options Granted            Fiscal Year                Price                 Date
--------------------------------------------------------------------------------------------------------------------------
   Seymour Barth                  224,255 (1)                  19%                   $2.875           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Seymour Barth                   66,666 (2)                   6%                   $3.000           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Seymour Barth                  100,000 (3)                   8%                   $3.125           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Elliot Bergman                 224,255 (3)                  19%                   $2.875           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Elliot Bergman                  66,666 (3)                   6%                   $3.000           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Elliot Bergman                 100,000 (3)                   8%                   $3.125           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Gilbert Steinberg              224,255 (4)                  19%                   $2.875           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Gilbert Steinberg               66,666 (2)                   6%                   $3.000           January 11, 2001
--------------------------------------------------------------------------------------------------------------------------
   Gilbert Steinberg              100,000 (3)                   8%                   $3.125           January 11, 2001
==========================================================================================================================

(1) Issued concurrently with the cancellation of options for the purchase of 85,127 shares at an exercise price of $2.875 per share and 126,480 shares at an exercise price of $3.1625 per share.

(2) Issued concurrently with the cancellation of options for the purchase of 60,000 shares at an exercise price of $3.33 per share.

(3) Issued concurrently with the cancellation of options for the purchase of an equal number of shares at the same exercise price per share.

(4) Issued concurrently with the cancellation of options for the purchase of 119,909 shares at an exercise price of $2.875 per share and 94,860 shares at an exercise price of $3.1625 per share.

     The options with exercise prices of $3.1625 and $3.33 per share which were cancelled for Messrs. Barth and Steinberg were "incentive options" which required the exercise price to be ten percent above market price. In order to increase certain tax benefits to the Company, these were replaced by "nonstatutory" options and were, accordingly, repriced to market price at the time of the original grant.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Value Table

     The following table sets forth information concerning the values of unexercised options held by each executive officer of the Company as of June 30, 1996:

============================================================================================================================
                                                                  Number of Shares               Value of Unexercised
                              Shares                           Underlying Unexercised            In-the-Money Options
                             Acquired          Value          Options at June 30, 1996             at June 30, 1996
         Name              on Exercise        Realized        Exercisable/Unexercisable        Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------------
  Seymour Barth              266,666          $804,164                224,255/0                       $784,893/0
----------------------------------------------------------------------------------------------------------------------------
  Elliot Bergman             266,666          $804,164                224,255/0                       $784,893/0
----------------------------------------------------------------------------------------------------------------------------
   Gilbert Steinberg         266,666          $804,164                224,255/0                       $784,893/0
============================================================================================================================


     Stock Retirement Agreement

     The Company and Messrs. Barth, G. Steinberg and Bergman were parties to a Stock Retirement Agreement which required the Company, upon the death of any of such persons, to purchase 30% of such person's shares of Common Stock of the Company at a price equal to the greater of the average market price of such shares over the six months preceding the date of death or the book value thereof. At June 30, 1996, the Company carried term life insurance in the amounts of $2,000,000, $1,250,000 and $1,000,000 upon the lives of Messrs. Barth, G. Steinberg and Bergman, respectively.

     In December, 1996, the Stock Retirement Agreement and term life insurance were cancelled.

     Employment Agreements

     The Company is a party to Employment Agreements with each of Messrs. Barth,
G. Steinberg and Bergman which provide for,  among other things,  the following:
(i) annual compensation of $304,116 for Mr. Barth and $214,008 for each of Messrs. G. Steinberg and Bergman; (ii) a term ending upon the earliest to occur of the following: (a) the employee's death or incapacity; (b) "cause", as defined in the Employment Agreement; (c) at the election of the Company, upon not less than three years' prior written notice to the employee; or (d) at the election of the employee, upon not less than six months' prior written notice to the Company; and (iii) in the event the employee's employment shall terminate as a result of death or incapacity, the Company shall be obligated to make annual payments to the employee or his estate or representative for a period of three years in an amount equal to 50% of the compensation paid or payable to the employee with respect to the fiscal year immediately preceding the fiscal year in which his employment terminated.

     In June,  1996,  each of Messrs.  Barth, G. Steinberg and Bergman was given
three  years'  notice,  as  required  by  the  Employment  Agreements,   of  the
termination of his Employment Agreement with the Company.

     Other Transactions

     On July 11, 1996, each of Messrs. Barth, G. Steinberg and Bergman was loaned $912,498, payable on December 31, 1997 or earlier demand by the Company, for use in the exercise of certain stock options. See "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Value Table." The exercise of these options resulted in tax benefits to the Company.

     Each of Messrs. Barth, G. Steinberg and Bergman was later loaned an additional $292,515, payable on December 31, 1997 or earlier demand by the Company, in connection with the aforementioned exercise of stock options.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, to the knowledge of the Company, certain information regarding the Company's outstanding Common Stock beneficially owned as of March 31, 1997 (i) by each person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Stock, (ii) by each of the Company's Directors, and (iii) by all executive officers and Directors as a group:

                                                                                        Approximate
           Name and                                  Number of Shares                   Percentage of
           Address of                                and Nature of                      Outstanding
       Beneficial Owner                              Beneficial Ownership               Shares (1)

       Seymour Barth...........................      1,404,555(2)(3)                     25.8%(2)(3)
          1220 Market Street
          Suite 603
          Wilmington, Delaware

       Gilbert H. Steinberg....................      1,042,288(2)(4)                     19.1%(2)(4)
          1220 Market Street
          Suite 603
          Wilmington, Delaware

       Elliot J. Bergman.......................        925,699(2)(5)                     17.0%(2)(5)
          1220 Market Street
          Suite 603
          Wilmington, Delaware

       Morris Barth, trustee of various trusts         300,000                            5.7%
       for the benefit of the descendants of
       Seymour Barth.
          c/o Astrosystems, Inc.
          1220 Market Street
          Suite 603
          Wilmington, Delaware

       Dimensional Fund Advisors Inc...........        269,300(6)                         5.2%(6)
          1299 Ocean Avenue
          11th Floor
          Santa Monica, California

       Elliot D. Spiro.........................         12,400(7)                          *
          71 South Central Avenue
          Valley Stream, New York

       Walter A. Steinberg.....................          2,000(7)                          *
          111 Eddy Drive
          Huntington Station, New York

       All Directors and executive officers          3,344,698(2)(3)(4)(5)(7)            56.7%(2)(3)(4)(5)(7)
          as a group (5 persons)

*    Less than 1%

(1) For purposes of the above table, the number of shares of Common Stock owned and outstanding for a particular person is deemed to include options held by such person which are exercisable currently or within sixty days and shares issuable through March 31, 1997 pursuant to the Company's 401(k) Plan as discussed below.

(2) Includes for each of Messrs. Barth, G. Steinberg and Bergman 21,122 shares over which they have voting power as trustees under the Company's 401(k) Plan (including 6,933, 6,649 and 6,649 shares allocated to the accounts of Messrs. Barth, G. Steinberg and Bergman, respectively).

(3) Includes 224,255 shares issuable pursuant to options which are currently exercisable. Also includes 250,000 shares held in trust for the benefit of Mr. Barth's family, as to which trust Mr. Barth serves as co-trustee. Excludes 110,000 shares held in trust for the benefit of Mr. Barth's children, as to which shares Mr. Barth disclaims any beneficial interest.

(4) Includes 224,255 shares issuable pursuant to options which are currently exercisable.

(5) Includes 224,255 shares issuable pursuant to options which are currently exercisable. Also includes 225,000 shares held in various trusts for the benefit of Mr. Bergman's family, as to which trusts Mr. Bergman serves as co-trustee.

(6) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 269,300 shares of the Company's stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc. (the "Fund"), a registered open-end investment company, or in series of the DFA Investment Trust Company (the "Trust"), a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. According to the Schedule 13G, (i) Dimensional has sole dispositive power with respect to all such shares and sole voting power with respect to 189,800 shares and (ii) persons who are officers of Dimensional and who also serve as officers of the Fund and the Trust, in their capacities as such officers, vote 44,500 shares which are owned by the Fund and 35,000 shares which are owned by the Trust. Dimensional disclaims beneficial ownership of all such shares.

(7) Includes 2,000 shares for each of Messrs. Spiro and W. Steinberg issuable pursuant to options which are currently exercisable.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On December 18, 1996, Richard A. Eisner & Company, LLP ("Eisner") resigned as the independent public accountants for the Company since, as it indicated, it was no longer independent with respect to the Company. Eisner had served as the Company's independent public accountants since 1967.

     Eisner's report on the Company's financial statements as of June 30, 1994 and 1995 and for the years then ended neither contain an adverse opinion or a disclaimer of opinion nor is modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended June 30, 1994 and 1995 and the period from July 1, 1995 to December 18, 1996, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of such firm, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     The Company is actively seeking but has not yet engaged new independent public accountants for the fiscal years ended June 30, 1996 and 1997.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's next Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices by December 31, 1997 for inclusion in the Company's Proxy Statement and Form of Proxy relating to such meeting. The Company, however, intends to hold its next Annual Meeting of Stockholders earlier in the fiscal year than this year's meeting. Accordingly, the Company recommends that stockholder proposals intended to be presented at the next Annual Meeting be submitted well in advance of October 31, 1997, the earliest date upon which the Company anticipates that the Proxy Statement and Form of Proxy relating to such meeting will be released to stockholders.

                                   FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission (excluding exhibits), has been furnished with this Proxy Statement to each stockholder entitled to vote at the Meeting.

                                              Elliot J. Bergman,
                                              Secretary
Wilmington, Delaware
April 30, 1997

                               ASTROSYSTEMS, INC.

     This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints SEYMOUR BARTH and ELLIOT J. BERGMAN as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Stock of Astrosystems, Inc. (the "Company") held of record by the undersigned at the close of business on March 31, 1997 at the Annual Meeting of Stockholders to be held on May 28, 1997 or any adjournment thereof.


     1. Election of Directors

        FOR all nominees listed below     WITHHOLD AUTHORITY
        (except as marked to the          to vote for all nominees listed below.
        contrary below).

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

           SEYMOUR BARTH    GILBERT H. STEINBERG    ELLIOT J. BERGMAN

                    WALTER A. STEINBERG    ELLIOT D. SPIRO

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                           (Continued and to be signed
                                  on next page)

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposal 1 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.


                    DATED:........................., 1997 Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, admin istrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.


                    Signature



                    Signature, if held jointly



                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE